LORD ABBETT SECURITIES TRUST

90 Hudson Street

Jersey City, NJ 07302

March 18, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Lord Abbett Securities Trust (the “Trust”)
1933 Act File No. 033-58846
1940 Act File No. 811-07538

Ladies and Gentlemen:

Pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and the requirements of the current EDGAR Filer Manual and Regulation S-T under the Securities Act, enclosed for filing with the Securities and Exchange Commission (the “Commission”) is Post-Effective Amendment No. 65 to the Trust’s Registration Statement on Form N-1A (the “Amendment”). The Amendment is being filed for the purpose of adding Lord Abbett Growth Leaders Fund (the “Fund”), a newly established series of the Trust. The Fund’s investment objective is to seek capital appreciation. The Fund would pursue its investment objective by investing primarily in equity securities of U.S. and multinational companies demonstrating above-average, long-term growth potential in all market capitalization ranges. Under normal market conditions, the Fund will invest at least 50% of its net assets in large, established companies having a market capitalization range within the range of companies included in the Russell 1000® Index. The Fund normally will invest the remainder of its assets in securities of mid-sized and small companies.

The Amendment also reflects certain editorial and other changes. Prior to the June 15, 2011 effective date, the Trust intends to file another post-effective amendment that will update certain financial and other information contained in the Registration Statement.

Any communication relating to this filing should be directed to Brooke Fapohunda at (201) 827-2279 or the undersigned at (201) 827-2225.

Sincerely,

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary